                                                                  Exhibit (e)(2)
                               Amended Schedule A
                          to the Distribution Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (formerly, The Winsbury Company Limited Partnership)
                              dated October 1, 1993

Name of Fund
------------

American Performance U.S. Treasury Fund
American Performance Cash Management Fund
American Performance Bond Fund
American Performance Intermediate Bond Fund
American Performance Intermediate Tax-Free Bond Fund
American Performance Equity Fund
American Performance Aggressive Growth Fund
American Performance Short-Term Income Fund
American Performance Balanced Fund
American Performance Growth Equity Fund
American Performance Small Cap Equity Fund

                                    American Performance Funds

                                    By:  /s/ Jeffrey C. Cusick
                                    Jeffrey C. Cusick


                                    Title: VP

                                    Date:  January 21, 1999


                                    BISYS Fund Services Limited Partnership
                                    By:  BISYS Fund Services, Inc.
                                              General Partner

                                    By:  /s/ Walter B. Grimm
                                    Walter B. Grimm

                                    Title:  SVP

                                    Date:  January 21, 1999

                               Amended Schedule B
                          to the Distribution Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (formerly, The Winsbury Company Limited Partnership)
                              dated October 1, 1993


Name of Load Fund
-----------------

American Performance Bond Fund
American Performance Intermediate Bond Fund
American Performance Intermediate Tax-Free Bond Fund
American Performance Equity Fund
American Performance Aggressive Growth Fund
American Performance Short-Term Income Fund
American Performance Balanced Fund
American Performance Growth Equity Fund
American Performance Small Cap Equity Fund


                                    American Performance Funds

                                    By: /s/ Jeffrey C. Cusick
                                    Jeffrey C. Cusick

                                    Title: VP

                                    Date:  January 21, 1999


                                    BISYS Fund Services Limited Partnership
                                    By:  BISYS Fund Services, Inc.
                                                General Partner

                                    By: /s/ Walter B. Grimm
                                    Walter B. Grimm

                                    Title: SVP

                                    Date:  January 21, 1999